Exhibit 99.1

                            -------------------------------------------------
                              A registration statement has been filed with the Securities and Exchange Commission in connection with the Exchange Offer. The completion of the Exchange Offer is dependent upon the Registration Statement becoming effective.

                            -------------------------------------------------

                               CII Financial, Inc.

                              LETTER OF TRANSMITTAL

                                   To Exchange
                                 the outstanding
7 1/2% Convertible Subordinated Debentures due September 15, 2001 of CII Financial, Inc.

-------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 11:59 PM, NEW YORK CITY TIME, ON APRIL 12, 2001 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 11:59 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

-------------------------------------------------------------------------------
                  The Exchange Agent for the Exchange Offer is:

                           Wells Fargo Corporate Trust

By Registered & Certified Mail:         By Regular Mail or Overnight Courier:

WELLS FARGO BANK MINNESOTA, N.A.        WELLS FARGO BANK MINNESOTA, N.A.
Corporate Trust Operations              Corporate Trust Operations
MAC N9303-121                           MAC N9303-121
PO Box 1517                             Sixth & Marquette Avenue
Minneapolis, MN 55480                   Minneapolis, MN 55479

In Person by Hand Only:                 By Facsimile (for Eligible
                                                      Institutions Only):
                                        (612) 667-4927

WELLS FARGO BANK MINNESOTA, N.A.
12th Floor - Northstar East
Building                                For Information or Confirmation
Corporate Trust Services                   by Telephone:(800) 344-5128
608 Second Avenue South
Minneapolis, MN

         Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a fax number other than as set forth above, will not constitute a valid delivery.

         The instructions contained herein and in the preliminary prospectus (the "Preliminary Prospectus") should be read carefully before this Letter of Transmittal is completed.

         The exchange offer (the "Exchange Offer") is conditioned on the satisfaction of certain conditions, more fully described in the Preliminary Prospectus under the caption "The Exchange Offer--Conditions to, and Amendment of the Exchange Offer," including the valid tender of more than 90% of the outstanding 7 1/2% convertible subordinated debentures due September 15, 2001 (the "old junior subordinated debentures"). The Preliminary Prospectus contains a more complete description of the Exchange Offer and the conditions thereof.

         Use this Letter of Transmittal only to tender old junior subordinated debentures pursuant to the Exchange Offer.

         This Letter of Transmittal and the instructions hereto is to be used by the holders of old junior subordinated debentures. This Letter of Transmittal is to be used by such holders of old junior subordinated debentures if (1) old junior subordinated debentures are to be physically delivered to the Exchange Agent herewith by such holders, or (2) tender of old junior subordinated debentures is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth under the caption "The Exchange Offer--Procedures for Exchanging Debentures" in the Preliminary Prospectus; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

         Holders of old junior subordinated debentures who are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will send an agent's message (the "Agent's Message") to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to the tender of old junior subordinated debentures. DTC participants may also accept the Exchange offer by completing and delivering a Notice of Guaranteed Delivery to the Exchange Agent at its address set forth on the front cover of this Letter of Transmittal and subsequently delivering old junior subordinated debentures and the Agent's Message through ATOP. See Instruction 2.

         The Exchange Offer is not being made to (nor will tenders of old junior subordinated debentures be accepted from or on behalf of) holders in any jurisdiction in which the making or acceptance of the exchange offer would not be in compliance with the laws of such jurisdiction.

         Delivery of instructions or documents to DTC does not constitute delivery to the Exchange Agent.

         Only holders of old junior subordinated debentures may validly tender old junior subordinated debentures. The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Preliminary Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to Wells Fargo Corporate Trust in its capacity as Exchange Agent. See Instruction 9 below.

         If holders desire to tender their old junior subordinated debentures pursuant to the Exchange Offer and (i) such old junior subordinated debentures are not lost, but are not immediately available, (ii) time will not permit this Letter of Transmittal and such old junior subordinated debentures or other required documents to reach the Exchange Agent prior to 11:59 pm (New York City time) on the Expiration Date or (iii) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed prior to 11:59 pm (New York City time) on the Expiration Date, such holders may effect a tender of such old junior subordinated debentures in accordance with the guaranteed delivery procedures set forth in the Preliminary Prospectus under the caption, "The Exchange Offer--Procedures for Exchanging Debentures--Guaranteed Delivery." See Instruction 2 below.

------------------------------------------------------------------------------
                  TENDER OF OLD JUNIOR SUBORDINATED DEBENTURES

------------------------------------------------------------------------------
" CHECK HERE IF CERTIFICATES REPRESENTING TENDERED OLD JUNIOR SUBORDINATED DEBENTURES ARE ENCLOSED HEREWITH

" CHECK HERE IF TENDERED OLD JUNIOR SUBORDINATED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:


Transaction Code Number:

" CHECK HERE IF TENDERED OLD JUNIOR SUBORDINATED  DEBENTURES ARE BEING DELIVERED
  PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s):

     Window Ticket No. (if any):

     Date of Execution of Notice of Guaranteed Delivery:

     Name of Eligible Institution that Guaranteed Delivery:

-----------------------------------------------------------------------------

         Upon the terms and subject to the conditions of the exchange offer set forth in this Letter of Transmittal and the Preliminary Prospectus, you can choose to exchange your old junior subordinated debentures under the options set forth in the Preliminary Prospectus, subject to the limitations contained therein.

         List below the old junior subordinated debentures to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of old junior subordinated debentures will be accepted only in principal amounts of $1,000 or integral multiples thereof.

------------------------------------------------------------------------------
                DESCRIPTION OF OLD JUNIOR SUBORDINATED DEBENTURES

------------------------------------------------------------ -----------------
  Item 1. Name(s) and address(es) of registered holder(s) of old junior subordinated debentures or name of DTC participant and DTC participant's DTC account number in which old junior subordinated debentures are held.
  (Please fill in blank)

Certificate Number(s)1    Principal Amount Tendered 2

------------------------------------------------------------
                          $

------------------------ ------------------------------


------------------------ ------------------------------


------------------------ ------------------------------


------------------------ ------------------------------


------------------------ ------------------------------


------------------------ ------------------------------


------------------------ ------------------------------


------------------------------------------------------------
Total Principal Amount of old junior
subordinated debentures tendered

-----------------------------------------------------------------------------
$

--------------------------------------------------------------------------------

    1 Need not be completed by holders of old junior subordinated debentures tendering by book-entry transfer.
    2  A tendering holder of old junior  subordinated  debentures may tender all or some of the old junior subordinated debentures held by such holder.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
               ELECTION AS TO FORM OF EXCHANGE OFFER CONSIDERATION

------------------------------------------------------------------------------
Item 2. Special Issuance/Special Delivery Instructions. If you are accepting the Exchange Offer, you may elect to receive either cash or new debentures of CII Financial, for each $1,000 in aggregate principal amount of old junior subordinated debentures held by you, subject to the limitations set forth in the Preliminary Prospectus. If you hold more than $1,000 in aggregate principal amount of old junior subordinated debentures, you need not make the same election for each $1,000 principal amount of debentures. For example, if you hold $100,000 aggregate principal amount of old junior subordinated debentures and you choose to tender in the exchange offer you may elect to receive cash for $65,000 of your old junior subordinated debentures and new debentures for the remaining $35,000 of your old junior subordinated debentures.

" Mark this box if you want your new senior debentures to be issued in another name. (Complete the "Special Issuance Instructions" below.)

" Mark this box if you want to provide special mailing instructions for the statements, new senior debentures or cash to which you may be entitled. (Complete the "Special Delivery Instructions" below.)

Item 3.  Election as to Form of Consideration.

A. " Check this box if you want to tender all of your old junior subordinated debentures in exchange for cash for each $1,000 principal amount of old junior subordinated debentures tendered by you.

B. " Check this box if you want to tender all of your old junior subordinated debentures in exchange for new debentures for each $1,000 principal amount of old junior subordinated debentures tendered by you.

C. " Check this box, and complete the remainder of this Item, if you hold more than $1,000 in aggregate principal amount of old junior subordinated debentures and you wish to make a mixed election as to form of consideration.

(1) ____________________ Indicate the principal amount of your old junior subordinated debentures being tendered for which you elect to receive cash.

(2)_____________________ Indicate the principal amount of your old junior subordinated debentures for which you elect to receive only new debentures.

(3) Total principal amount for which you are making this mixed election. (This amount is the total of Items 3C(1) and 3C(2) above and must be equal to the total principal amount of the Registered Holder's old junior subordinated debentures being tendered as indicated in Item 1 above.)

-----------------------------------------------------------------------------
         The names and addresses of the holders of old junior subordinated debentures should be printed, if not already printed above, exactly as they appear on the certificates representing old junior subordinated debentures tendered hereby. The old junior subordinated debentures and the principal amount of old junior subordinated debentures that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to CII Financial the aggregate principal amount of the old junior subordinated debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the principal amount of the old junior subordinated debentures tendered hereby, the undersigned hereby assigns and transfers to, or upon the order of, CII Financial all right, title and interest in and to such old junior subordinated debentures as are being tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such tendered old junior subordinated debentures, with full powers of substitution, among other things, to cause the old junior subordinated debentures being tendered to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the old junior subordinated debentures being tendered, and to acquire the cash and new senior debentures of CII Financial, as the case may be, issuable upon the exchange of such tendered old junior subordinated debentures, and that, when the same are accepted for exchange, CII Financial will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by CII Financial.

         The undersigned will, upon request, execute and deliver any additional documents deemed by CII Financial to be necessary or desirable to complete the sale, assignment and transfer of the old junior subordinated debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of the undersigned. You may withdraw tenders of debentures at any time prior to the expiration of the Exchange Offer, but the exchange consideration shall not be payable in respect of old junior subordinated debentures so withdrawn. Any permitted withdrawal of old junior subordinated debentures may not be rescinded, and any old junior subordinated debentures properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Withdrawn old junior subordinated debentures may, however, be re-tendered by again following one of the appropriate procedures described in the Preliminary Prospectus at any time prior to the expiration of the Exchange Offer.

         The undersigned understands that tenders of old junior subordinated debentures pursuant to any of the procedures described in the Preliminary
Prospectus and in the instructions hereto and acceptance of such old junior subordinated debentures by CII Financial will constitute a binding agreement between the undersigned and CII Financial upon the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered old junior subordinated debentures (or defectively tendered old junior subordinated debentures with respect to which CII Financial has, or has caused to be, waived such defect) will be deemed to have been accepted by CII Financial if, as and when CII Financial gives oral or written notice thereof to the Exchange Agent.

         The undersigned hereby represents and warrants that the undersigned is relying on the information contained in the accompanying Preliminary Prospectus in making its investment decision with respect to the Exchange Offer. The undersigned further acknowledges that neither CII Financial nor any person representing CII Financial has made any representation to it with respect to CII Financial, the Exchange Offer or the issuance of the exchange considerations, other than the information contained in the accompanying Preliminary Prospectus.

         The undersigned understands that the delivery and surrender of any old junior subordinated debentures are not effective, and the risk of loss of the old junior subordinated debentures does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a copy thereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to CII Financial. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders of old junior subordinated debentures will be determined by CII Financial, which determination shall be final and binding.

         Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any old junior subordinated debentures representing principal amounts not accepted for exchange be issued in the name(s) of, and delivered to, the undersigned (and in the case of old junior subordinated debentures tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Issuance/ Delivery Instructions," the undersigned hereby request(s) that the exchange consideration issued in exchange for tendered old junior subordinated debentures be issued in the name(s) of, and delivered to, the undersigned (and in the case of old junior subordinated debentures tendered by book-entry transfer, by credit to the account of DTC).

         In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any old junior subordinated debentures representing principal amounts not accepted for exchange be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that CII Financial has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any old junior subordinated debentures from the names of the registered holder(s) of old junior subordinated debentures thereof if CII Financial does not accept for exchange any of the principal amount of such old junior subordinated debentures so tendered. In the event that the "B. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that the exchange consideration issued in exchange for tendered old junior subordinated debentures be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

---------------------------------------------------------
   A.  SPECIAL ISSUANCE DELIVERY
         INSTRUCTIONS
     (See Instructions)


         To   be   completed    ONLY   if   old   junior
subordinated   debentures  in  a  principal  amount  not
accepted for exchange are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) with this Letter of Transmittal or sent to an address different from that shown in the box entitled
"Description of Old Junior Subordinated Debentures" within this Letter of Transmittal.

Name

         (Please Print)
Address

         (Zip Code)



          (Tax Identification or Social Security Number)

            (See Substitute Form W-9 herein)

---------------------------------------------------------

         B.  SPECIAL ISSUANCE DELIVERY
                     INSTRUCTIONS
                    (See Instructions)

      To be completed ONLY if the the debentures exchanged for old junior subordinated ebentures are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) with this Letter of Transmittal or sent to an address different from that shown in the box entitle "Description of Old Junior Subordinated Debentures" within this Letter of Transmittal.

Name

         (Please Print)
Address

         (Zip Code)



          (Tax Identification or Social Security Number)

            (See Substitute Form W-9 herein)

---------------------------------------------------------

                                PLEASE SIGN HERE

     (To be completed by all tendering and consenting holders of old junior subordinated debentures regardless of whether old junior subordinated debentures are being physically delivered herewith)

      By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, the principal amount of the old junior subordinated debentures listed in the box above labeled "Description of Old Junior Subordinated Debentures" under the column heading "Principal Amount Tendered."

      This Letter of Transmittal must be signed by the holder(s) of old junior subordinated debentures exactly as such name(s) appear(s) on certificate(s) representing old junior subordinated debentures, or if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of old junior subordinated debentures. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.



     Signature(s) of Registered Holder(s) of old junior subordinated debentures or Authorized Signatory (See guarantee requirement below)

Dated

Name(s)

Firm

                                 (Please Print)

Capacity

Address(es)


                              (Including Zip Code)

Area Code and Telephone Number

Area Code and Fax Number

Tax Identification or Social Security No.

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
Medallion Signature Guarantee
(If Required--See Instructions 1 and 4)

Authorized Signature

Name of Firm

1-NY/1273375.2

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the old junior subordinated debentures are tendered hereby by a registered holder of old junior subordinated debentures (or by a participant in DTC whose name appears on a Securities position listing as the owner of such old junior subordinated debentures) that has not completed any of the boxes entitled "Special Issuance/Delivery Instructions" on this Letter of Transmittal. If the old junior subordinated debentures are registered in the name of a person other than the signer of this Letter of Transmittal or if old junior subordinated debentures not accepted for exchange are to be returned to a person other than the
registered  holder  of  such  old  junior  subordinated  debentures,   then  the
signatures on this Letter of Transmittal accompanying the tendered old junior subordinated debentures must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 4.

2. Delivery of Letter of Transmittal and old junior subordinated debentures; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of old junior subordinated debentures if (1) certificates representing old junior subordinated debentures are to be physically delivered to the
Exchange Agent herewith by such holders, or (2) tender of old junior subordinated debentures is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth under the caption "The Exchange Offer--Procedures for Exchanging Debentures" in the Preliminary Prospectus; and, in each case, instructions are not being transmitted through ATOP. Holders of old junior subordinated debentures must deliver all physically delivered old junior subordinated debentures, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all old junior subordinated debentures delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a copy thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.


   The method of delivery of this Letter of Transmittal, the old junior subordinated debentures and all other required documents, including delivery through DTC and any acceptance of Agent's Message delivered through ATOP, is at the option and risk of the tendering holder of old junior subordinated debentures. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent. 4.

   If a holder of old junior subordinated debentures desires to tender old junior subordinated debentures pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such old junior subordinated debentures and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, such holder of old junior subordinated debentures must tender such old junior subordinated debentures pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Procedures for Exchanging Debentures--Guaranteed Delivery" in the Preliminary Prospectus. Pursuant to such procedures, (1) such tender must be made by or through an "eligible institution," as the term is used in the Preliminary Prospectus), (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided herewith, or an Agent's Message with respect to guaranteed delivery that is accepted by CII Financial, must be received by the Exchange Agent, either by hand delivery, mail, telegram, or facsimile transmission, on or prior to the Expiration Date; and (3) the certificates representing all tendered old junior subordinated debentures, in proper form for transfer (or confirmation of a book-entry transfer of all old junior subordinated debentures delivered electronically into the Exchange Agent's account at DTC pursuant to the procedures for such transfer set forth in the Preliminary Prospectus), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or in the case of a book-entry transfer, a properly transmitted Agent's Message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

   No alternative, conditional or contingent tenders will be accepted. All tendering holders of old junior subordinated debentures, by execution of this Letter of Transmittal (or a copy thereof), waive any right to receive any notice of the acceptance of their old junior subordinated debentures for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by old junior subordinated debentures should be listed on a separate signed schedule attached hereto.

     4. Signature on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder of the old junior subordinated debentures tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the old junior subordinated debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the old junior subordinated debentures.

     If any of the old junior subordinated debentures tendered hereby are registered in the name of two or more holders, all such holders of old junior subordinated debentures must sign this Letter of Transmittal. If any of the old junior subordinated debentures tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.


     If this Letter of Transmittal or any old junior subordinated debentures or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to CII Financial, of such person's authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered holders of the old junior subordinated debentures listed and transmitted hereby, no endorsements of the old junior subordinated debentures or separate instruments of transfer are required unless the old junior subordinated debentures tendered and not accepted for exchange are to be issued to a person other than the registered holder of the old junior subordinated debentures, in which case signatures on such old junior subordinated debentures or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     If this Letter of Transmittal is signed other than by the registered holder of the old junior subordinated debentures listed, the old junior subordinated debentures must be endorsed or accompanied by appropriate instruments of transfer signed exactly as the name or names of the registered holder(s) appear on the old junior subordinated debentures, and signatures on such old junior subordinated debentures or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an "eligible institution."

     Special Issuance and Delivery Instructions. If certificates for unexchanged old junior subordinated debentures are to be issued in the name of a person other than the signer of this Letter of Transmittal and/or such old junior subordinated debentures are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate "A. Special Issuance/Delivery Instructions" box on this Letter of Transmittal should be completed. Furthermore, if the exchange consideration exchanged for old junior subordinated debentures are to be issued in the name of a person other than the signer of this Letter of Transmittal and/or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate "B. Special Issuance/Delivery Instructions" boxes on this Letter of Transmittal should be completed. All old junior subordinated debentures tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at DTC designated above as the account for which such old junior subordinated debentures were delivered.

 Transfer Taxes. Except as set forth in this Instruction 6, owners who tender their old junior subordinated debentures for exchange will not be obligated to pay any transfer taxes. If, however, new debentures are to be delivered to, or issued in the name of, any person other than the registered owner of the old junior subordinated debentures; or old junior subordinated debentures are registered in the name of any person other than the person signing the letter of transmittal; oro a transfer tax is imposed for any reason other than the exchange of new debentures or old junior subordinated debentures in connection with the exchange offer; then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

     Waiver of Conditions. The conditions of the Exchange Offer may be amended or waived by CII Financial, in whole or in part, at any time and from time to time, in the case of any old junior subordinated debentures tendered.

Substitute Form W-9. Unless an exemption from backup withholding tax and information reporting requirements is otherwise established with the Exchange Agent, each tendering holder of old junior subordinated debentures (or other payee) must provide the Exchange Agent with a correct United States taxpayer identification number ("TIN"), generally the holder's United States Social Security or federal employer identification number, and with other information on Substitute Form W-9, which is provided under "Important Tax Information" below, that the holder (or other payee) is not subject to backup withholding tax. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the United States Internal Revenue Service and 31% backup withholding tax. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold any amounts required to be withheld. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Preliminary Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at its telephone number and location listed below. A holder of old junior subordinated debentures may also contact Banc of America Securities LLC, at its telephone number and location listed below, or such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

                            IMPORTANT TAX INFORMATION

         Under United States federal income tax law, a holder of old junior subordinated debentures whose tendered old junior subordinated debentures are accepted for exchange generally is required to provide the Exchange Agent with such holder's current TIN on Substitute Form W-9 below. If such holder of old junior subordinated debentures is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder of old junior subordinated debentures or other payee may be subject to a $50 penalty imposed by the United States Internal Revenue Service. In addition, such holder of old junior subordinated debentures or other payee with respect to old junior subordinated debentures exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding tax.

         Backup withholding tax is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding tax will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the United States Internal Revenue Service.

         Certain holders of old junior subordinated debentures (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding tax and reporting requirements. Non-U.S. holders of old junior subordinated debentures must establish their status as exempt recipients, and can do so by submitting to the Exchange Agent a properly completed Substitute Form W-8 (which is provided below), signed under penalties of perjury and attesting to such holder's exempt status.

Purpose of Substitute Form W-9

         To prevent backup withholding tax, the holder of old junior subordinated debentures is required to notify the Exchange Agent of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Notes is awaiting a TIN), and that (1) the holder of old junior subordinated debentures has not been notified by the United States Internal Revenue Service that the holder of old junior subordinated debentures is subject to backup withholding tax as a result of failure to report all interest or dividends, or (2) the United States Internal Revenue Service has notified the holder of old junior subordinated debentures that the holder of old junior subordinated debentures is no longer subject to backup withholding tax.

What Number to Give the Exchange Agent

         The holder of old junior subordinated debentures is required to give the Exchange Agent the TIN (e.g., Social Security number or employer identification number) of the record owner of the old junior subordinated debentures. If the old junior subordinated debentures are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------
PAYER'S NAME: CII Financial, Inc.

--------------------------------------- ----------------------------------
SUBSTITUTE                     Part 1-PLEASE PROVIDE YOUR TIN IN
                               THE BOX AT RIGHT AND CERTIFY BY
Form W-9                       SIGNING AND DATING BELOW.



                                   -------------------------
                                   Social Security Number(s)

                                              or

                                   ---------------------------------
                                   Employer Identification Number(s)




United States                  Part 2-Certification-Under Penalties of
Department of the Treasury     Perjury, I certify that:
Internal Revenue Service

                              (1)      The number shown on this form is my
                               correct taxpayer identification number (or I am waiting for a number to be issued to me), and

                               (2)  I  am   not   subject   to   backup
                               withholding because (a) I am exempt from
                               backup  withholding,  or (b) I have  not
                               been   notified  by  the  United  States
                               Internal  Revenue Service ("IRS") that I
                               am  subject to backup  withholding  as a
                               result  of  a  failure   to  report  all
                               interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                               -------------------------------------------------

                                 Part 3-

                                 Awaiting TIN


Payer's Request for Taxpayer     Certification Instructions--You must cross out
Identification  Number  ("TIN")  item(2) above if you have   been  notified by
                                 the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

                                 SIGNATURE                        DATE

--------------------------------------- --------------------------------------

     Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE UNITED STATES INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     Note: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
PART 3 OF THE SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate United States Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number, I will be subject to backup withholding tax until I provide a taxpayer identification number.

Signature                                                  Date

-----------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                           Wells Fargo Corporate Trust

By Registered & Certified Mail:          By Regular Mail or Overnight Courier:
WELLS FARGO BANK MINNESOTA, N.A.         WELLS FARGO BANK MINNESOTA, N.A.
Corporate Trust Operations               Corporate Trust Operations
MAC N9303-121                            MAC N9303-121
PO Box 1517                              Sixth & Marquette Avenue
Minneapolis, MN 55480                    Minneapolis, MN 55479
In Person by Hand Only:                   By Facsimile (for Eligible
                                             Institutions Only):
                                             (612) 667-4927

WELLS FARGO BANK MINNESOTA, N.A.
12th Floor - Northstar East Building      For Information or Confirmation by
Corporate Trust Services                       Telephone: (800) 344-5128
608 Second Avenue South
Minneapolis, MN

     Any questions or requests for assistance or for additional copies of the Preliminary Prospectus, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent. A holder of old junior subordinated debentures may also contact D.F. King & Co., Inc. or Banc of America Securities LLC at their respective telephone numbers set forth below, or such holder's broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the Exchange Offer.

The Information Agent for the Exchange          The Exclusive Dealer Manager for
Offer is:                                       the Exchange Offer is:

D.F. King & Co., Inc.                           Banc of America Securities LLC
77 Water Street                                 100 North Tryon St., 7th Floor
New York, New York 10005                        Charlotte, North Carolina 28255
Banks and Brokers, call collect:(212) 269-5500  Attention:  High Yield Special
All Others, Call Toll-Free:     (800) 735-3591      Products
                                                (704) 388-4813  (Collect)
                                                (888) 292-0070  (Toll Free)